Exhibit 99.1

SBT Bancorp, Inc. Announces Pricing of $8.4 Million Public Offering of Shares of Common Stock at $21.00 per Share

SIMSBURY, Conn.--(BUSINESS WIRE)--November 5, 2015--SBT Bancorp, Inc. (OTCQX: SBTB) (the “Company”), the holding company for The Simsbury Bank & Trust Company, Inc. (the “Bank”), today announced that it had priced a $8.4 million offering of 400,000 shares of its common stock at a public offering price of $21.00 per share. The offering is expected to result in gross proceeds of approximately $8.4 million before deductions for underwriting discounts and estimated expenses. The shares will be issued pursuant to an effective registration statement on Form S-1, as amended on October 16, 2015 and November 3, 2015 (File No. 333-206533), including a prospectus contained therein, filed with the Securities and Exchange Commission (the “SEC”).

Keefe, Bruyette & Woods, Inc. (the “Underwriter”) is serving as the sole book-running manager for the offering. The Company has granted the Underwriter a 30-day option to purchase from the Company up to an additional 15% of the amount of the Company’s common stock offered to cover over-allotments, if any.

The Company intends to use the net proceeds of the offering to support the growth of the Bank, including the expansion into the West Hartford, Connecticut market through the opening of a new branch office and the growth of the Bank’s loan portfolio, and for other general corporate purposes. The Company also intends to use a portion of the proceeds of the offering to redeem a portion of the 9,000 shares of the Senior Non-Cumulative Perpetual Preferred Stock that was issued to the U.S. Treasury as part of its participation in the SBLF program prior to December 31, 2015.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering will be made only by means of a prospectus, copies of which may be obtained without charge by visiting the SEC’s website at www.sec.gov, or from Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, or by calling 1-800-966-1559.

About SBT Bancorp, Inc.

SBT Bancorp, Inc. is a bank holding company for The Simsbury Bank & Trust Company, Inc. Simsbury Bank & Trust Company, Inc. is an independent, community bank for consumers and businesses based in Connecticut. Simsbury Bank Home Loans is a division of Simsbury Bank serving the home financing needs of consumers throughout Southern New England. SBT Bancorp stock is traded on the OTCQX marketplace under the ticker symbol of SBTB. For more information, visit www.simsburybank.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release that are not historical facts may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate” or words of similar meaning. These forward-looking statements include statements relating to the Company’s anticipated future financial performance, projected growth, and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from developments or events, the Company’s business and growth strategies.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, and could be affected by many factors. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company’s actual results to differ materially from those anticipated or expected in these forward-looking statements:

  economic conditions (both generally and in the Company’s markets) may be less favorable than expected, resulting in, among other things, a deterioration in credit quality, a reduction in demand for credit and/or a decline in real estate values;
  the Company’s ability to manage its operations under the current economic conditions nationally and in its market area;
  a general decline in the real estate and lending market may negatively affect the Company’s financial results;
  risks related to a high concentration of loans secured by real estate located in the Company’s market area;
  loan delinquencies and changes in the underlying cash flows of the Company’s borrowers;
  significant increases in the Company’s loan losses, including as a result of the Company’s inability to resolve classified and non-performing assets or reduce risks associated with its loans;
  inaccuracies in management’s assumptions used in calculating the appropriate amount to be placed into the Company’s allowance for loan losses;
  credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and in our allowance for loan losses and provision for loan losses;
  the impairment of the Company’s investment securities;
  restrictions or conditions imposed by regulators on the Company’s operations may make it more difficult for the Company to achieve its goals;
  legislative and regulatory changes (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject the Company to additional regulatory oversight which may result in increased compliance costs and/or require the Company to change its business model;
  changes in accounting standards and compliance requirements may adversely affect the businesses in which the Company is engaged;
  the Company’s ability to enter new markets successfully and capitalize on growth opportunities;
  competitive pressures among depository and other financial institutions may increase significantly;
  competitors may have greater financial resources and develop products that enable those competitors to compete more successfully in the Company’s geographic market than the Company can;
  the Company’s ability to attract and maintain deposits and its success in introducing new financial products;
  fluctuations in the demand for loans;
  changes in consumer spending, borrowing and savings habits;
  changes in the interest rate environment may reduce margins or the volumes or values of the loans the Company makes;
  declines in the yield on the Company’s assets resulting from the current low interest rate environment;
  the Company’s ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry;
  changes in the Company’s compensation and benefit plans, and the Company’s ability to retain key personnel and to hire new personnel to address staffing needs in response to product demand, to implement the Company’s strategic plans or to replace personnel who leave the Company or the Bank;
  adverse changes in the financial industry, securities, credit and national local real estate markets (including real estate values);
  technological changes that may be more difficult or expensive than expected;
  the failure or security breaches of computer systems on which the Company depends;
  war or terrorist activities may cause deterioration in the economy or cause instability in credit markets;
  the Company’s ability to control costs and expenses, particularly those associated with operating as a publicly traded company;
  the ability of key third-party service providers to perform their obligations to the Company; and economic, governmental or other factors may prevent the projected population and residential and commercial growth in the markets in which the Company operates.

Because of these and a wide variety of other uncertainties, many of which are beyond the Company’s control, the Company’s actual future results may be materially different from the results indicated by these forward-looking statements. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONTACT:
Simsbury Bank
Richard J. Sudol, SVP & CFO, 860-651-2057
860-408-4679 (fax)
rsudol@simsburybank.com